February 18, 2015

CM ADVISORS FUND
Class I Shares
(CMAFX)
Class R Shares
(CMFRX)

and

CM ADVISORS SMALL CAP VALUE FUND
Class I Shares
(CMOVX)
Class R Shares
(CMRVX)

Series of CM Advisors Family of Funds

Supplement to Prospectuses and Statement of Additional Information dated July 1, 2014

Effective immediately all sales and acceptance of purchase orders for Class R Shares of the CM Advisors Fund and the CM Advisors Small Cap Value Fund (each, a "Fund" and collectively, the "Funds"), each a series of the CM Advisors Family of Funds, shall be discontinued.

On or about February 27, 2015, all existing Class R Shares of the CM Advisors Fund will be converted into Class I Shares of the CM Advisors Fund and all existing Class R Shares of the CM Advisors Small Cap Value Fund will be converted into Class I Shares of CM Advisors Small Cap Value Fund (the "Conversion").  There will be no redemption fees charged in connection with the Conversion.  After the Conversion, the CM Advisors Fund and the CM Advisors Small Cap Value Fund will each offer a single class of shares.

There are no tax consequences anticipated with the Conversion, and no action is necessary on your part to effect the Conversion.  Shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

Shareholders may continue to freely redeem their Class R shares on each business day until the Conversion of the Class R Shares into Class I Shares on February 27, 2015.

Effective February 27, 2015, the minimum investment amount in the Class I Shares of both the CM Advisors Fund and the CM Advisors Small Cap Value is reduced from $250,000 to $2,500.  Beginning on February 27, 2015, the CM Advisors Fund and the CM Advisors Small Cap Value Fund will each offer only a single class of shares and the designation "Class I Shares" will no longer be applied to shares of the Funds.

If you have any questions regarding the Funds, please call 1-888-859-5856.

Investors Should Retain this Supplement for Future Reference